               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securitites Exchange Act of 1934


Date of Report
(Date of earliest event reported):             December 29, 1995


                        SEQUA CORPORATION
        ------------------------------------------------
       (Exact name of registrant as specified in charter)



                            Delaware
          --------------------------------------------
         (State or other jurisdiction of incorporation)


          1-804                           13-1885030
 ----------------------          ----------------------------
(Commission File Number)       (IRS Employer Identification No.)


200 Park Avenue, New York, New York            10166
-------------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (212) 986-5500
                                                   --------------











                 Exhibit Index appears on Page 8

Item 2.   Acquisitions and Dispositions of Assets.
          ----------------------------------------

     On December 29, 1995, pursuant to a Purchase Agreement between Sequa Corporation and certain of its subsidiaries (collectively, "Sequa") and EL-OP U.S., Inc., Sequa sold substantially all of the business and operating assets, excluding billed receivables, of its Kollsman Division ("Kollsman Division") and its subsidiary, Kollsman Manufacturing Company, Inc. ("KMC")to Kollsman, Inc. and KMC Systems, Inc., both Delaware corporations, and Kollsman Export Corporation, a foreign sales corporation organized under the laws of the United States Virgin Islands, all of the foregoing being assignees of EL-OP U.S., Inc. (collectively, "Buyer"). Sequa received $49,612,000 in cash subject to final cash settlement adjustments.
$20,000,000 of the proceeds was used to repurchase accounts receivable sold under Sequa's Receivables Purchase Agreement and $2,700,000 was used to repay the principal amount outstanding under Sequa's revolving credit agreement. The remaining proceeds were invested in short-term interest-bearing securities.

     The Kollsman Division and KMC together employed approximately 620 employees in the United States. The Kollsman Division designs and manufactures electronic and electro-optical systems for military use and avionics equipment for commercial, general aviation and military markets. KMC produces advanced diagnostic equipment for medical supply companies.

























                             Page 2

Item 7.   Financial Statements, Pro Forma Financial Information
          ------------------------------------------------------
          and Exhibits.
          -------------

(b)  Unaudited pro forma financial information of Sequa
     Corporation reflecting the sale of the Kollsman Division and KMC.

The unaudited pro forma consolidated financial information gives effect to the sale of the Kollsman Division and KMC as if the disposition had occurred, for balance sheet purposes, on September 30, 1995 and, for income statement purposes, on January 1 of the earliest period presented. The Pro Forma Consolidated Balance Sheet at September 30, 1995 includes a $3.3 million after-tax gain on the sale of the Kollsman Division and KMC. This pro forma adjustment has not been made to the Pro Forma Statements of Consolidated Income as it will not have a continuing impact on Sequa's results of operations.

The pro forma adjustments are based on presently available information. Sequa's final accounting for the disposition of the Kollsman Division and KMC is still under review by management and will be finalized prior to the filing of Sequa's Annual Report on Form 10-K for the year ended December 31, 1995. The pro forma gain on the disposition of the Kollsman Division and KMC is based on the net book value at September 30, 1995 of the assets sold and a preliminary purchase price which is subject to final cash settlement adjustments. Accordingly, Sequa's actual recording of the disposition may differ from the pro forma financial information. The unaudited pro forma financial information has been included as required by the rules of the Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.
















                             Page 3

                      SEQUA CORPORATION AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1995
                            (Amounts in thousands)
                                  (Unaudited)
                                             Pro Forma Adjustments
                                             ---------------------      Sequa
                                    Sequa    Sale of        Other        Pro
                                 Historical  Kollsman    Adjustments    Forma
                                 ----------  --------    -----------    -----
CURRENT ASSETS
 Cash and cash equivalents      $   30,664$  49,612 (A)  $ (25,000)(F)$ 55,276
 Trade receivables                 213,462     -           25,000 (F)  238,462
 Unbilled receivables               35,473   (8,290)(B)      -          27,183
 Inventories                       272,404  (26,617)(B)      -         245,787
 Other current assets               37,893     (110)(B)      -          37,783
                                ---------- --------     ---------     --------
   Total current assets            589,896   14,595          -         604,491
                                ---------- --------     ---------     --------

INVESTMENTS
 Net assets of discontinued
   operations                      145,219     -             -         145,219
 Other investments                  16,428     (152)(B)      -          16,276
                                ---------- --------     ---------     --------
                                   161,647     (152)         -         161,495
                                ---------- --------     ---------     --------

PROPERTY, PLANT AND EQUIPMENT      514,698  (12,305)(B)      -         502,393
                                ---------- --------     ---------    ---------

OTHER ASSETS
 Goodwill                          324,547   (3,564)(B)      -         320,983
 Deferred charges                   18,578     -             -          18,578
                                ---------- --------     ---------    ---------
                                   343,125   (3,564)         -         339,561
                                ---------- --------     ---------    ---------

TOTAL ASSETS                    $1,609,366$  (1,426)    $    -      $1,607,940
                                ========== ========     =========   ==========

CURRENT LIABILITIES
 Current maturities of debt         16,111     -             -          16,111
 Accounts payable                  109,993     -             -         109,993
 Taxes on income                    24,354     -             -          24,354
 Accrued expenses                  184,303   (9,597)(B)      -         175,366
                                                660 (D)
                                ---------- --------     ---------    ---------

   Total current liabilities       334,761   (8,937)         -         325,824
                                ---------- --------     ---------    ---------


LONG-TERM DEBT                     563,844     -             -         563,844
                                ---------- --------     ---------    ---------

OTHER LONG-TERM LIABILITIES
 Deferred taxes on income            2,479    4,209 (E)      -           6,688
 Other long-term liabilities       144,700     -             -         144,700
                                ---------- --------     ---------    ---------
                                   147,179    4,209          -         151,388
                                ---------- --------     ---------    ---------

SHAREHOLDERS' EQUITY
 Preferred and common stock         11,712     -             -          11,712
 Capital in excess of par value    287,204     -             -         287,204
 Cumulative translation adjustment   3,404     -             -           3,404
 Retained Earnings                 346,271    3,302 (C)      -         349,573
                                 --------- --------      --------    ---------
                                   648,591    3,302          -         651,893
 Less: Cost of treasury stock      (85,009)    -             -         (85,009)
                                 --------- --------      --------    ---------
   TOTAL SHAREHOLDERS' EQUITY      563,582    3,302          -         566,884
                                 --------- --------      --------    ---------

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY         $1,609,366$  (1,426)     $   -      $1,607,940
                                ========== ========      ========   ==========

                      SEQUA CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1995
                 (Amounts in thousands, except per share data)
                                  (Unaudited)

                                            Pro Forma Adjustments
                                            ---------------------
                                                                        Sequa
                                 Sequa      Sale of       Other          Pro
                                Historical  Kollsman   Adjustments      Forma
                                ----------  --------   -----------      -----

SALES                        $1,038,085 $ (77,066)     $    -       $  961,019
                             ---------- ---------      ---------    ----------

COSTS AND EXPENSES
 Cost of sales                  838,555   (53,475)          -          785,080
 Selling, general and
   administrative               168,015   (12,185)          -          155,830
                             ----------  --------      ---------     ---------
                              1,006,570   (65,660)          -          940,910
                             ----------  --------      ---------     ---------

OPERATING INCOME                 31,515   (11,406)          -           20,109

OTHER INCOME (EXPENSE)
 Interest expense               (39,870)     -                77 (H)   (39,793)
 Interest income                  3,113      -              -            3,113
 Other, net                       3,710    (2,745)(G)        564 (I)     1,529
                             ----------  --------      ---------      --------

LOSS FROM CONTINUING
 OPERATIONS BEFORE INCOME
 TAXES                           (1,532)  (14,151)           641       (15,042)

 Income tax (provision)
 benefit                         (4,500)    5,377           (244)(J)       633
                             ----------  --------      ---------      --------

NET LOSS FROM CONTINUING
 OPERATIONS                      (6,032) $ (8,774)     $     397       (14,409)
                                         ========      =========

 Preferred dividend
 requirement                     (2,373)                                (2,373)
                             ----------                               --------

NET LOSS FROM CONTINUING
 OPERATIONS APPLICABLE TO
 COMMON STOCK                $   (8,405)                              $(16,782)
                             ==========                               ========

Weighted average common
 shares outstanding               9,867                                  9,867
                             ==========                               ========

LOSS PER SHARE FROM CONTINUING
 OPERATIONS:

 Historical                  $    (.85)
                             =========

 Pro forma                                                            $ (1.70)
                                                                      =======

                                    Page 5

                      SEQUA CORPORATION AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1994
                 (Amounts in thousands, except per share data)
                                  (Unaudited)

                                            Pro Forma Adjustments
                                                                        Sequa
                                 Sequa      Sale of        Other         Pro
                                Historical  Kollsman    Adjustments     Forma
                                ----------  --------    -----------     -----

SALES                           $1,419,550 $(109,167)  $    -       $1,310,383
                                ---------- ---------  ---------     ----------

COSTS AND EXPENSES
 Cost of sales                   1,164,739   (81,000)      -         1,083,739
 Selling, general and
   administrative                  215,058   (17,943)      -           197,115
                                ----------  --------  ---------      ---------
                                 1,379,797   (98,943)      -         1,280,854
                                ----------  --------  ---------      ---------

OPERATING INCOME                    39,753   (10,224)      -            29,529

OTHER INCOME (EXPENSE)
 Interest expense                  (59,114)     -           490 (H)    (58,624)
 Interest income                     2,819      -          -             2,819
 Other, net                        (11,353)      (15)     1,829 (I)     (9,539)
                                ----------  --------  ---------       --------

LOSS FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES               (27,895)  (10,239)     2,319        (35,815)

 Income tax (provision) benefit      3,200     3,887       (881)(J)      6,206
                                ----------  --------  ---------       --------

NET LOSS FROM CONTINUING
 OPERATIONS                        (24,695) $ (6,352) $   1,438        (29,609)
                                            ========  =========

 Preferred dividend requirement     (3,163)                             (3,163)
                                ----------                            --------

NET LOSS FROM CONTINUING
 OPERATIONS APPLICABLE TO
 COMMON STOCK                   $  (27,858)                           $(32,772)
                                ==========                            ========

Weighted Average common shares
 outstanding                         9,722                               9,722
                                ==========                            ========

LOSS PER SHARE FROM CONTINUING
 OPERATIONS:

 Historical                     $    (2.87)
                                ==========

 Pro forma                                                            $ (3.37)
                                                                      =======

                                    Page 6

             NOTES TO PRO FORMA FINANCIAL STATEMENTS
                     (Amounts in thousands)

Pro Forma Balance Sheet Adjustments:
 (A)  Preliminary cash proceeds from the sale of the Kollsman
      Division and KMC. The purchase price is subject to final cash settlement adjustments.

 (B)  Kollsman Division and KMC net assets sold.

 (C) Preliminary after-tax gain on sale of the Kollsman Division and KMC calculated as follows:

        Preliminary cash proceeds                   $ 49,612
        Book value of assets sold                    (41,441)
        Estimated transaction costs                     (660)
        Estimated pre-tax gain on sale                 7,511

          Tax provision                               (4,209)

        Estimated after-tax gain on sale            $  3,302

 (D) Estimated accrued net transaction costs related to the sale of the Kollsman Division and KMC.

 (E) The tax effect of the sale of the Kollsman Division and KMC.

 (F) Cash proceeds used to repurchase all accounts receivable sold under Sequa's Receivables Purchase Agreement ($25,000 at September 30, 1995) and to repay all principal amounts outstanding under Sequa's revolving credit agreement (zero at September 30, 1995)

Pro Forma Income Statement Adjustments
 (G) Includes a one time gain of $2,664 on the sale of an investment.

 (H) Elimination of interest expense on principal amounts outstanding from time to time during the period under Sequa's revolving credit agreement.

 (I) Elimination of discount expense related to the sale of accounts receivable sold from time to time during the period under Sequa's Receivables Purchase Agreement.

 (J)  Tax effect on pro forma adjustments (H) and (I).

Note: In accordance with the SEC's administrative position, no pro forma adjustments have been made to impute interest income on cash generated by the disposition in excess of amounts assumed to have been used to eliminate amounts outstanding under Sequa's short-term financing arrangements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        10.1   Purchase Agreement (Including Amendments 1 through
               8) pursuant to which Sequa sold substantially all of the business and operating assets of the Kollsman Division and KMC.

                           SIGNATURES





      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        SEQUA CORPORATION





                        By:/s/ William P. Ksiazek
                           William P. Ksiazek
                           Vice President and Controller


Dated:  January 16, 1996